Filed under Rules 497(e) and 497(k)
Registration No. 033-52742

SunAmerica Series Trust

SA Invesco Main Street Large Cap Portfolio

(the “Portfolio”)

Supplement dated May 1, 2023 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2023, as supplemented and amended to date

At a meeting held on March 30, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved the termination of Invesco Advisers, Inc. (“Invesco”) as the subadviser to the Portfolio and approved the appointment of J.P. Morgan Investment Management Inc. (“JPMorgan”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA JPMorgan Large Cap Core Portfolio,” along with certain changes to the Portfolio’s principal investment strategies and techniques. In addition, Portfolio management has determined to change the Portfolio’s benchmark index against which the Portfolio compares its performance from the Russell 1000® Index to the S&P 500® Index. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about July 5, 2023 (the “Effective Date”).

The Portfolio currently attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Index. The Portfolio intends to invest in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies and may invest in companies of any market capitalization range. Other types of equity securities in which the Portfolio may invest include preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets. Invesco uses fundamental research to select securities for the Portfolio’s portfolio, which is comprised of both growth and value stocks.

As of the Effective Date, the Portfolio does not intend to invest in preferred stocks, warrants and rights. The Portfolio may continue to invest in emerging markets, but will not do so on a principal basis. JPMorgan will employ a three-step process that combines research, valuation and stock selection in managing the Portfolio. As part of its investment process, JPMorgan will seek to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio will invest, among other factors. On behalf of the Portfolio, JPMorgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, JPMorgan buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, JPMorgan often considers a number of other criteria: catalysts that could trigger a rise in a stock’s price; high potential reward compared to potential risk; and temporary mispricings caused by apparent market over-reactions.

At the Meeting, the Board also approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and JPMorgan with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. The Board also approved an Amended and Restated Advisory Fee Waiver Agreement between SunAmerica and the Trust, on behalf of the Portfolio, which will become effective on the Effective Date. Under the Amended and Restated Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through April 30, 2025, so that the fee payable by the Portfolio to SunAmerica equals 0.73% of the Portfolio’s average daily net assets on the first $50 million, 0.68% of the Portfolio’s average daily net assets on the next $200 million and 0.63% of the Portfolio’s average daily net assets over $250 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about JPMorgan and the New Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment strategies and techniques, benchmark index and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-IMS1.1 (5/23)